SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC   20549

                            FORM 8-K
                         CURRENT REPORT
        Pursuant to Section 13 of 15(d) of the Securities
                      Exchange Act of 1934
 Date of Report (Date of earliest event reported) April 25, 2001


            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
     (Exact name of registrant as specified in its charter)


       Indiana             1-3553                35-0672570
      (State of      (Commission File         (I.R.S. Employer
    Incorporation)   Number)                Identification) No.)


    20 N.W. Fourth
        Street
     Evansville,                                   47741
       Indiana
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (812)465-5300


                               N/A
     (Former name or address, if changed since last report.)

Item 5.  Other Events

On April 25, 2001, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three and twelve month periods ended March 31, 2001. The financial information released is included herein. This information does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.
Item 7.  Exhibits

99-      Press Release - First Quarter 2001 Vectren
1        Earnings

99-      Cautionary Statement for Purposes of the "Safe
2        Harbor" Provisions of the Private Securities
         Litigation Reform Act of 1995






                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

April 25, 2001



                                           By:  /s/ M. Susan
                                           Hardwick
                                           M. Susan Hardwick

                                           Vice President and
                                           Controller